Income Taxes - Deferred Tax Assets Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Deferred tax assets:
Other differences	$ 14,135	$ 1,522
Tax losses	40,221	19,624
Fixed assets	3,934	896
Total deferred tax assets	58,290	22,042
Valuation allowances	(56,536)	(21,632)
Net deferred tax asset (liability)	$ 1,754	$ 410